UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 28, 2010

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
8735 Henderson Road, Renaissance One
	Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NY12528:450904.4

Item 8.01             Other Events.

On April 28, 2010, the United States District Court for the Middle District of Florida (the “Court”) issued an Order (the “Order”) preliminarily approving a partial settlement agreement (the “Stipulation”) entered into by WellCare Health Plans, Inc. (“WellCare”) on March 3, 2010 in a stockholder derivative action entitled Rosky v. Farha et. al., Case No. 8:07-cv-1952-VMC-MAP (the “Action”), which is pending with the Court.  The Order, which is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference, also set July 7, 2010 as the hearing date for final approval of the terms of the Stipulation and approved the form of notice to stockholders (the “Notice”) and the form of summary notice to stockholders (the “Summary Notice”).  The Notice, which is attached hereto as Exhibit 99.2 and incorporated herein by reference, is being mailed to WellCare stockholders of record as of March 3, 2010 and provides details regarding the hearing, the Action, the Stipulation and the right of stockholders to object to the settlement.  The Notice also contains information regarding the proposed partial settlement of a related state court action entitled Intermountain Ironworkers Trust Fund v. Farha et al., Case Nos. 07-015349 and 07-015846, which is pending in the Circuit Court of the Thirteenth Judicial Circuit in and for Hillsborough County, Florida.  The Summary Notice, which is attached hereto as Exhibit 99.3 and is incorporated herein by reference, will be published in the national edition of Investor’s Business Daily as an additional form of notice to WellCare stockholders. The Stipulation is attached hereto as Exhibit 99.4 and is incorporated herein by reference.

Item 9.01             Financial Statements and Exhibits.

(d)   Exhibits.

The following exhibits are filed as part of this report:

INCORPORATED BY REFERENCE
Exhibit Number	Description	Form	Filing Date With SEC	Exhibit Number
99.1	Order Preliminarily Approving Partial Settlement and Providing for Notice	Filed herewith
99.2	Notice of Proposed Partial Settlement of Derivative Actions	Filed herewith
99.3	Summary Notice of Proposed Partial Settlement of Derivative Actions	Filed herewith
99.4	Stipulation of Partial Settlement dated March 3, 2010	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2010	WELLCARE HEALTH PLANS, INC. /s/ Timothy S. Susanin
Timothy S. Susanin
Senior Vice President, General Counsel & Secretary

Exhibit Index

INCORPORATED BY REFERENCE
Exhibit Number	Description	Form	Filing Date With SEC	Exhibit Number
99.1	Order Preliminarily Approving Partial Settlement and Providing for Notice	Filed herewith
99.2	Notice of Proposed Partial Settlement of Derivative Actions	Filed herewith
99.3	Summary Notice of Proposed Partial Settlement of Derivative Actions	Filed herewith
99.4	Stipulation of Partial Settlement dated March 3, 2010	Filed herewith